AMENDED AND RESTATED LOAN AGREEMENT


                                 by and between


              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.,
                                    as Lender


                                       and


                          WILD BILLS CALIFORNIA, INC.,
                     KING HENRY'S, INC., FORT LIBERTY, INC.,
                 ON STAGE THEATERS NORTH MYRTLE BEACH, INC. AND
                     ON STAGE THEATERS SURFSIDE BEACH, INC.
                                  as Borrowers








Date:  As of June __, 1998

                       AMENDED AND RESTATED LOAN AGREEMENT

     This Amended and Restated Loan Agreement is made as of this ___ day of June, 1998, by and between WILD BILLS CALIFORNIA, INC., a Nevada corporation, KING HENRY'S, INC., a Nevada corporation, FORT LIBERTY, INC., a Nevada corporation, ON STAGE THEATERS NORTH MYRTLE BEACH, INC., a Nevada corporation, and ON STAGE THEATERS SURFSIDE BEACH, INC. a Nevada corporation (collectively, "Borrowers"), and IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP., a Maryland corporation ("Lender").

                                    RECITALS


A. Wild Bills California, Inc., King Henry's, Inc., Fort Liberty, Inc. and Lender entered into that certain Loan Agreement dated March 11, 1998 (the "Original Loan Agreement"), pursuant to which Lender made loans (collectively, the "Original Loans") on the terms and conditions contained therein in the following principal amounts:

          Borrower                               Loan Amount
      ---------------------------                -----------

      King Henry's Inc.                           $5,000,000
      Fort Liberty, Inc.                          $6,600,000
      Wild Bills California, Inc.                 $900,000

      Each Original Loan is evidenced by a note and secured by a mortgage or deed of trust encumbering certain real and other property in California and Florida and legally described in Exhibits A-1, A-2 and A-3.

B. Concurrently herewith, On Stage Theaters North Myrtle Beach, Inc. and On Stage Theaters Surfside Beach, Inc. are acquiring a leasehold and fee interest respectively in certain properties located in Horry County, South Carolina and legally described in Exhibits A-4 and A-5.

C. On Stage Theaters North Myrtle Beach, Inc. and On Stage Theaters Surfside Beach, Inc. have applied to Lender for loans (each, an "Additional Loan" and collectively, the "Additional Loans") in the following maximum amounts, and Lender has agreed to make the Additional Loans on the terms and conditions contained herein:

                     Borrower                                    Loan Amount
      ------------------------------------------                 -----------

      On Stage Theaters North Myrtle Beach, Inc.                 $   25,000
      On Stage Theaters Surfside Beach, Inc.                     $1,075,000

D. Borrowers and Lender desire to make the Additional Loans subject to the terms and conditions of the Original Loan Agreement (as amended and restated hereby) and in connection therewith they agree that the Original Loan Agreement is superseded in its entirety and this Amended and Restated Loan Agreement is hereby substituted in its place. Each Original Loan or Additional Loan is referred to herein as a "Loan" and the Original Loans and Additional Loans are collectively referred to herein as the "Loans".

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:


1. DEFINED TERMS. The following terms as used herein shall have the following meanings:

      Affiliated Party: (i) With respect to any Person, any other Person (x) in which such first Person, directly or indirectly, owns greater than a twenty percent (20%) interest (whether economic or voting), (y) which directly or indirectly owns greater than a twenty percent (20%) interest (whether voting or economic) in such first Person or (z) which, directly or indirectly, is in control of, is controlled by, or is under common control with such first Person; (ii) without limiting clause (i) hereof, with respect to any Person that is a partnership, each of its constituent general or limited partners; and (iii) without limiting clause (i) hereof, with respect to any Person that is a corporation, each of its officers, directors and, unless its stock is publicly traded on the New York Stock Exchange or American Stock Exchange or through the network of the National Association of Securities Dealers, shareholders. For the purposes of this definition, "control" and "controlled" with respect to a Person means the power, directly or indirectly, either to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or equity interests, by contract or otherwise.

      Agreement: This Amended and Restated Loan Agreement, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

      Appraisal: An appraisal report prepared by a member of a national appraisal organization that is certified in the state in which the property being appraised by it is located and that has adopted the Uniform Standards of Professional Appraisal Practice (USPAP) established by the Appraisal Standards Board of the Appraisal Foundation. The appraiser shall use assumptions and limiting conditions established by Lender, and the appraisal shall be in conformity with Lender's appraisal guidelines. Unless specifically provided in this Agreement, no Appraisal shall include any "going concern value" or goodwill relating to the business conducted from the applicable Project.

      Assignment of Leases:  The  assignments  of leases and rents  described in
      Section 2.2(c) of this Agreement and executed by the applicable Borrower, as assignor, and recorded or to be recorded in the Official Records of the county where the applicable Real Property is located, contemporaneously with the recordation of the applicable Deed of Trust or Mortgage, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

      Blazing Piano's Security Agreement: That certain Security Agreement dated March 11, 1998 executed by Blazing Piano's, Inc., a Nevada corporation which is an affiliate of Borrowers, granting Lender a security interest in certain personal property as additional security for the Loans, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

      Building Laws: All federal, state and local laws, regulations, ordinances and requirements applicable to the development and operation of a Project, including without limitation all access, building, zoning, planning, subdivision, fire, traffic, safety, health, labor, discrimination, environmental, air quality, wetlands, shoreline, and flood plain laws, regulations and ordinances, including, without limitation, all applicable requirements of the Fair Housing Amendments Act of 1988 (as amended), the Americans with Disabilities Act of 1991, and all orders or decrees of any court adopted or enacted with respect thereto applicable to such Project.

      California Lease: That certain Master Ground Lease dated as of January 1, 1990 by and between Spiegel Enterprises, a California general partnership, and Mecca Leisure (CAL), Inc. (Wild Bills California, Inc.'s predecessor in interest).

      Debt Service Coverage Ratio: For any calendar quarter, the ratio of (i) 25% of the EBITDA for the four immediately prior calendar quarters (excluding from EBITDA, for this purpose only, all nonrecurring items occurring on or before December 31, 1997 as set forth in Schedule 1 attached hereto and made part hereof), to (ii) the aggregate amount of principal and interest payable under all the Loans for such quarter.

      Deed of Trust: The leasehold deed of trust, security agreement and fixture filing described in Section 2.2(b) of this Agreement, executed by Wild Bills California, Inc., as trustor, and recorded on April 27, 1998 as Instrument No. 19980250317 in the Official Records of Orange County, California, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

      Default: Any event which, if it were to continue uncured, would, with notice or lapse of time or both, constitute an Event of Default.

      Default Rate: The default interest rate specified in a Note.

      EBITDA:  For a  given  period,  the  sum of  the  following  for On  Stage
      Entertainment, Inc. ("OSE"): (a) Net Income for such period, (b) the amount deducted by OSE in determining Net Income for such period, representing (i) Interest Expense of OSE; plus (ii) the amount deducted, in determining Net Income for such period, of all federal, state and local income taxes (whether paid in cash or deferred) of OSE; plus (iii) depreciation of assets of OSE, plus (iv) amortization.

      Environmental Indemnity: Each indemnity agreement delivered by a Borrower to Lender with respect to a given Project and described in Section 2.2(h) of this Agreement, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

      ERISA: Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

      Event of Default: The meaning set forth in Section 7.1.

      Fort Liberty Improvements: The Improvements associated with the Fort Liberty Project.

      Fort Liberty Real Property: The real property described on Exhibit A-3.

      Fort Liberty Tenant Leases: All leases, licenses or other occupancy arrangements for premises in or portions of the Fort Liberty Real Property other than the On Stage Lease for the Fort Liberty Real Property.

      GAAP:   Generally  accepted  accounting   principles   according  to  U.S.
      accounting (FASB) standards, consistently applied.

      Governmental Approvals: The meaning set forth in Section 4.11 of this Agreement.

      Governmental Authority: Any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

      Ground Lessor: The ground lessor under the California Lease (currently Spiegel Enterprises, a California general partnership).

      Guarantee(s): Collectively, the Guarantees dated March 11, 1998 previously executed in favor of Lender by King Henry's Inc., Fort Liberty, Inc., Blazing Piano's, Inc., Wild Bills California, Inc. and OSE and the Guarantees being executed concurrently herewith by On Stage Theaters North Myrtle Beach, Inc. and On Stage Theaters Surfside Beach, Inc., as originally executed and as may be hereafter supplemented or amended from time to time in writing.

      Impound Account: The meaning set forth in Section 3.1.

      Improvements: The buildings, parking and other structures, other permanent improvements and Personal Property located on each respective parcel of Land.

         include or including: Including but not limited to.

         Indemnitor:   On   Stage   Entertainment,   Inc.   and  the   Borrowers
         collectively.

      Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder from time to time.

      knowledge: When used to modify a representation or warranty, actual knowledge or such knowledge as a reasonable person under the circumstances should have, including such inquiry and investigation as a reasonable and diligent person would conduct. Lender acknowledges Borrowers recently purchased the Projects, and that the knowledge of each Borrower may be less extensive than if such Borrower had owned the applicable Project for a longer period of time.

      Land: The land legally described in Exhibits A-1, A-2, A-3, A-4 and A-5 attached hereto.

      Laws: Collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction.

      Loan Documents:  This Agreement,  the documents and instruments  listed in
      Section 2.2 of this Agreement, and all the documents given to Lender from time to time to evidence, secure or guarantee the Loan.

      Loan Maturity: With respect to the Original Loans, March 31, 2008. With respect to the Additional Loans, May 31, 2008.

      Loan Opening Date: The date of the initial disbursement of the Loan.

      Mortgage: Each mortgage, security agreement and fixture filing described in Section 2.2 of this Agreement, executed by a Borrower as mortgagor in favor of Lender as mortgagee and recorded or to be recorded in the county where the applicable Land is located, as originally executed or as may be hereafter supplemented or amended from time to time in writing.

      Myrtle Beach Lease: That certain Lease Agreement dated as of March 3, 1989 between James H. Dusenbury and The Dixie Corporation (On Stage Theaters North Myrtle Beach, Inc.'s predecessor in interest).

      Myrtle Beach Sublease: That certain Sublease Agreement dated as of August 22, 1996, by and between Calvin Gilmore Productions, Inc. (On Stage Theaters North Myrtle Beach, Inc.'s predecessor in interest) and Eddie Miles Entertainment, Inc.

      Net Income: For any period, the aggregate of all amounts which, in accordance with GAAP, would be included in determining net income on the financial statements of OSE for such period (excluding, however, all amounts in respect of any extraordinary items and all items of revenue to the extent that cash with respect thereto is not expected to be received within one year of the date on which such revenue is included in income).

      Note: Collectively, the notes dated March 11, 1998 previously executed and delivered by Wild Bills California Inc., Keng Henry's, Inc. and Fort Liberty, Inc. contemporaneuously with the Original Loan Agreement, and the notes being executed and delivered by On Stage Theaters North Myrtle
      Beach, Inc. and On Stage Theaters Surfside Beach, Inc. concurrently herewith, each as originally executed and delivered and as may be hereafter supplemented or amended from time to time in writing.

      On Stage Lease: For each Project, a lease to On Stage Theaters, Inc. in form and substance satisfactory to Lender.

      OSE: On Stage Entertainment, Inc.

      Permitted Exceptions: Those matters listed in Exhibit B hereto to which the respective interests of each Borrower in the respective Real Property may be subject and any such other title exceptions or objections, if any, as Lender, or its counsel, may approve in advance in writing.

      Person:   Any  person  or  entity,   including  an  individual,   trustee,
      corporation, partnership, trust, limited liability company, unincorporated organization, governmental agency or otherwise.

      Personal Property: All goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all costumes, props, sets, stage lighting, sound equipment, tables, chairs, plates, silverware, glasses, mugs, cups, serving bowls, kitchen equipment, bar equipment, inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor.

      Project: The Land, Improvements and Personal Property associated with each separate real property described in Exhibits A-1, A-2, A-3, A-4 and A-5.

      Rating Agency: Each of Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff and Phelps Credit Rating Co. and Fitch Investors Service, L.P., or any other nationally-recognized credit rating agency which has been approved by Lender.

      Real Property: That portion of a Project constituting real property (including that portion of the Land in which a Borrower has a leasehold estate).

      Secondary Market Transaction: The meaning set forth in Section 10.14.

      Servicer: The entity, if any, selected by Lender to service the Loans.

      Survey: Each certain ALTA/ACSM survey of the Land and Improvements associated with a given Project.

      Term: The term of the Loans.

      Title Insurer: First American Title Insurance Company, Commonwealth Land Title Insurance Company, or for each Project such other title insurance company licensed in the State where the Project is located as may be approved by Lender in connection with the Loan.

      Warrant Agreement: That certain Warrant Agreement dated March 11, 1998 between Lender and OSE.

Defined terms may be used in the singular or the plural. When used in the singular preceded by "a", "an", or "any", such term shall be taken to indicate one or more members of the relevant class. When used in the plural, such term shall be taken to indicate all members of the relevant class.

2. TERMS OF LOAN AND DOCUMENTS.

    2.1 Agreement to Borrow and Lend. Subject to all of the terms, provisions and conditions set forth in this Agreement, Lender agrees to make and each Borrower agrees to accept the applicable Loan described in the Recitals of this Agreement. Each Borrower agrees to pay all indebtedness evidenced and secured by the Loan Documents for the Loan to such Borrower in accordance with the terms thereof.

    2.2 Loan Documents . In consideration of Lender's entry into this Agreement and Lender's agreement to make the Loans, Borrowers have executed and delivered or agree that they will, in sufficient time for review by Lender and its counsel prior to the Loan Opening Date, execute and deliver or cause to be executed and delivered to Lender the following documents and instruments in form and substance acceptable to Lender:

           (a) A promissory note payable to the order of Lender in the following original principal amounts:


                         Borrower                                  Loan Amount
               -------------------------------------------         -----------

               King Henry's Inc.                                   $ 5,000,000
               Fort Liberty, Inc.                                  $ 6,600,000
               Wild Bills California, Inc.                         $   900,000
               On Stage Theaters North Myrtle Beach, Inc.          $    25,000
               On Stage Theaters Surfside Beach, Inc.              $ 1,075,000

                                    Total of Loans:              $13,600,000

           (b) A first mortgage or deed of trust, security agreement and fixture filing on Borrower's fee or leasehold, as applicable, estate in the property securing the applicable Loan, subject only to the Permitted Exceptions;

           (c) An assignment of leases and rents that together provide for the assignment to Lender of all rents and all leases, licenses, concessions and other similar agreements relating to or connected with the Project, each of which shall be a present first priority absolute assignment of all present and future leases of all or any part of the Project described therein, all lease guarantees and all rents and other sums payable thereunder (provided the applicable Borrower may collect and retain rents until an Event of Default has occurred);

           (d) A security agreement granting Lender a security interest in all personal property, tangible and intangible, owned or hereafter acquired by the applicable Borrower including bank accounts, accounts receivable, all impound or reserve accounts required in the Loan Documents, and all books, records, computer tapes, discs and memory storage facilities, information stored by electronic media, trademarks, tradenames and other intangible property, which agreement may be combined with or incorporated into the Deed of Trust or Mortgage;

           (e) Uniform Commercial Code financing statements, in duplicate, executed by the applicable Borrower as debtor with respect to all of the Personal Property;

           (f) The Blazing Piano's Security Agreement, along with uniform commercial code financing statement(s) with respect to the property described therein;

           (g) An assignment to Lender of all of the right, title and interest of such Borrower in and to all agreements and other documents relating to the ownership, development, operation, construction, or use of the Project, including any management agreements, franchise agreements, reservation agreements, concession agreements, contracts, leases, licenses, warranties and guaranties relating to such Project, together with consents thereto from those third parties to such agreements as Lender may require;

           (h) An indemnity agreement with respect to certain matters including environmental covenants;

           (i) A repayment guaranty executed by On Stage Entertainment, Inc. and each other Borrower;

           (j) Any other documents required by this Agreement; and

           (k) Such other papers and documents as Lender may reasonably require.

    2.3 2.3 Terms of the Loans. The Loans will bear interest for the period and at the rate set forth in the Notes. The unpaid principal balance, all accrued and unpaid interest and all other sums due and payable under the Notes or other Loan Documents, if not sooner paid, shall be paid in full at Loan Maturity.

    2.4 Prepayments . No Borrower shall have the right to make prepayments of the Loan in whole or in part except in accordance with the terms of the Notes.

    2.5 Sources and Uses. Each Borrower shall use the proceeds of the respective Loan solely for the purposes set forth in Exhibit C. 3. BORROWERS' COVENANTS. Borrowers further covenant and agree with Lender as folloBORROWERS' COVENANTS. Borrowers further covenant and agree with Lender as follows:

    3.1 Impound Accounts and Reserves. With respect to each Project, the Borrower shall deposit for the benefit of Lender into separate interest-bearing accounts at a financial institution selected by Lender (collectively, the "Reserves"):

    3.1.1 Impound Account. On the first day of each calendar month, a sum equal to one twelfth (1/12) of the amount estimated by Lender or its Servicer to be required to pay, at least thirty (30) days prior to their respective due dates, annual taxes, assessments, ground rent and insurance premiums (for any Policy if the premiums therefor are not paid on a monthly basis) for each Project (the "Impound
           Account"). On the Loan Opening Date, Such Borrower shall make an initial deposit of a sum equal to one-twelfth (1/12) of the yearly property taxes and assessments plus a sum equal to one-twelfth (1/12) of the annual insurance premiums (for any Policy if the premiums therefor are not paid on a monthly basis), each as estimated by Lender, multiplied by the number of months elapsed in the respective billing periods. The Servicer shall manage the disbursements out of the Impound Account.

    3.1.2 Additional Security; Control by Borrower Until released as above provided, the Reserves shall constitute additional security for the Loan relating to such Project. Each Borrower shall, from time to time, upon Lender's request, execute, deliver, record and furnish such documents and notices as Lender may reasonably deem necessary or desirable to create, perfect and maintain perfected security interests in the Reserves. Subject to Lender's security interests therein, until an Event of Default has occurred, the Reserves shall remain in the name of Borrower. Upon the occurrence of an Event of Default, Lender may require that any sums then present in any Reserve be applied to the payment of the applicable Loan in any order in its sole discretion.

    3.2 Payment of Taxes. Each Borrower shall pay all special assessments and all real estate taxes, assessments and charges of every kind upon such Borrower's Project before the same become delinquent; provided, however, that such Borrower shall have the right to pay any such tax under protest or to otherwise contest any such tax, assessment or charge but only if (i) such contest has the effect of preventing the collection of such taxes so contested and also prevent the commencement of sale or foreclosure proceedings with respect to, or forfeiture of, such Project or any part thereof or any interest therein, (ii) such Borrower has notified Lender in writing in advance of its intent to contest such taxes, and (iii) such Borrower has deposited security in form and amount satisfactory to Lender, in its sole judgment, and increases the amount of such security so deposited promptly after Lender's request therefor. If such Borrower fails to commence such contest or, having commenced to contest the same, and having deposited such security required by Lender for its full amount, Borrower shall thereafter fail to prosecute such contest vigorously, in good faith, with due diligence and by appropriate proceedings, or, upon adverse conclusion of any such contest, shall fail to pay such tax, assessment or charge, Lender may at its election (but shall not be required to), pay and discharge any such tax, assessment or charge, and any interest or penalty thereon, and any amounts so expended by Lender shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the applicable Note). Lender in making any payment hereby authorized relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.

    3.3    Maintenance of Insurance.

    3.3.1 All Risk Insurance. Each Borrower, at its sole cost and expense, for the mutual benefit of such Borrower and Lender, shall obtain and maintain during the entire Term (or if later, until all amounts payable under such Loan are paid in full) policies of insurance against loss or damage by fire, lightning, wind and such other perils as are included in a standard "all-risk" or "special causes of loss" form, and against loss or damage by all other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greater of (i) the then full replacement cost of the Improvements, without deduction for physical depreciation, and (ii) such amount as would cause the insurer to not deem such Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid monthly in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation and an "Agreed Amount Endorsement". The policies shall have a deductible no greater than $25,000 unless agreed to by Lender.

    3.3.2 Additional Insurance. Each Borrower, at its sole cost and expense, for the mutual benefit of such Borrower and Lender, shall also obtain and maintain during the Term the following policies of insurance for each Project:

           (a) Flood insurance if any part of the applicable Project is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the outstanding principal amount of the applicable Loan or the maximum limit of coverage available with respect to the Improvements under said Program, whichever is less.


           (b) Comprehensive General Liability or Commercial General Liability insurance, including a broad form comprehensive general liability endorsement and coverage for broad form property damage, contractual damages, personal injuries (including death resulting therefrom) and a liquor liability endorsement if liquor is sold on such Project containing minimum limits per occurrence of $1,000,000.00 and $2,000,000.00 in the aggregate for any policy year. In addition, at least $10,000,000.00 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon such Borrower and all court costs and attorneys' fee incurred in connection with the ownership, operation and maintenance of the relevant Project.

           (c) Rental loss and/or business interruption insurance from all perils (including earthquake insurance if readily available and if not unreasonable for a lender to require) for a period of 12 months in an amount equal to the estimated gross revenues from the operations of the Project over 12 months. The amount of such insurance shall be increased from time to time during the Term as the annual estimate of (or the actual) gross revenue, as may be applicable, increases.

           (d) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), in an amount at least equal to the outstanding principal amount of the relevant Note or $2,000,000.00, whichever is more.

           (e) Worker's compensation insurance with respect to any employees of such Borrower, as required by any governmental authority or applicable Laws.

           (f) During any period of renovation, repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of such Project against such risks (including, without limitation, fire and extended coverage and collapse of the Project Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

           (g) Earthquake insurance in an amount equal to the lesser of the original principal balance of the relevant Loan and the maximum amount permitted by law, if readily available and if not unreasonable for a lender to require.

           (h) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

    3.3.3 Additional Requirements. All policies of insurance (the "Policies") required pursuant to this Section 3.3: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Project is located, with a claims paying ability rating of "BBB" or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., and a rating of "A:X" or better in the current Best's Insurance Reports; (ii) shall name as additional insureds Lender and its successors and/or assigns as their interest may appear; (iii) shall contain a Non-Contributory Standard Mortgagee Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the Person to which all payments made by the insurance company issuing the Policies shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the Term without cost to Lender; (vi) shall be assigned and the originals delivered to Lender (including certified copies of the Policies in effect on the date hereof within thirty
           (30) days after the closing of the Loan); (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither any Borrower, Lender nor any other Person shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation for any reason, including nonpayment of premiums; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Lender may elect to close even though the Policies and related certificate do not meet the requirements recited above, provided Lender may subsequently require that duplicate original Policies meeting such requirements be obtained and submitted to Lender within 30 days after written notice to Borrowers. The applicable Borrower shall pay the premiums (except to the extent Impounds therefor have been funded and funds in such Impounds allocable thereto have not been otherwise applied) for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender. If the applicable Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and such Borrower shall reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, such Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration inflation, changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like.

    3.4 Mechanics' Liens and Contest Thereof . Each Borrower will not suffer or permit any mechanics' lien claims to be filed or otherwise asserted against the Borrower's Project and will promptly discharge the same if any claims for lien or any proceedings for the enforcement thereof are filed or commenced; provided, however, that such Borrower shall have the right to contest in good faith and with due diligence the validity of any such lien or claim upon furnishing to the Title Insurer such security or indemnity as it may require to induce the Title Insurer to insure against all such claims, liens or proceedings; and provided further that Lender will not be required to make any further disbursements of the Loan proceeds unless (x) all mechanics' lien claims shown by any title insurance commitments or interim binders or certifications, and all stop notices delivered to it with respect to the Loan, have been released or insured against by the Title Insurer or (y) such Borrower shall have provided Lender with such other security with respect to such claim or stop notice as may be acceptable to Lender, in its sole discretion. Such Borrower shall properly post, deliver to Lender and (if legally required) record notices of nonresponsibility in appropriate form with respect to any contemplated work of improvement relating to the Borrower's Project.

    3.5 Settlement of Mechanics' Lien Claims . If a Borrower shall fail promptly to discharge any mechanics' lien claim filed or otherwise asserted or to contest any such claims and give security or indemnity in the manner provided in Section 3.4 hereof (except for mechanics' lien claims of less than $10,000 for which no proceedings have commenced which could lead to foreclosure of the lien), or, having commenced to contest the same, and having given such security or indemnity, shall thereafter fail to prosecute such contest vigorously, in good faith and with due diligence and by appropriate proceeding, or fail to maintain such indemnity or security so required by the Title Insurer for its full amount, or, upon adverse conclusion of any such contest, shall fail to cause any judgment or decree to be satisfied and lien to be promptly released, then, and in any such event, Lender may, at its election (but shall not be required to) and in addition to its remedies set forth in Section 8
           (i) procure the release and discharge of any such claim and any judgment or decree thereon, without inquiring into or investigating the amount, validity or enforceability of such lien or claim and (ii) effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Insurer, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note).

    3.6 Maintenance, Repair and Restoration of Improvements . Each Borrower shall (i) promptly repair, restore or rebuild any of such Borrower's Improvements which may become damaged or be destroyed; and (ii) keep such Improvements and each portion or component thereof in good condition and repair, without waste. Notwithstanding (i) in the preceding sentence, in the event of condemnation of or damage or destruction to a Project for which the repair or restoration will exceed 75% of the original principal amount of the applicable Loan, based on reasonable and detailed estimates, the applicable Borrower may elect to prepay the relevant Loan in full, provided the applicable Deed of Trust or Mortgage shall remain in place in order to secure the Guarantee executed by such Borrower.

    3.7 Leases and Lease Reports . (i) No Borrower shall enter into any new lease of space in the Borrower's Project without Lender's prior written consent, except for leases of premises at Fort Liberty (other than the On Stage Lease) at market value entered into with bona fide third parties for a term not to exceed five years on a form previously approved in writing by Lender; (ii) no Borrower shall modify, amend, waive any material provision of, terminate or cancel
           (a) any On Stage Lease, or (b) any existing leases of space in the applicable Project that would cause the term of any lease to exceed five years or the rentable payable thereunder to be other than market rates without the prior written consent of Lender (and the applicable Borrower shall be required at Lender's election to use its reasonable best efforts to cause each lessee to execute estoppel certificates and subordination, non-disturbance and attornment agreements in form and substance satisfactory to Lender); and (c) if there are any leases of space in such Project generating or expected to generate annual rents of $60,000 or more, within fifteen (15) days following the end of each month, such Borrower shall deliver to Lender a report showing the status of such leases in the Project as of the end of such month certified by such Borrower. Such report shall include information on the amount of space covered by any letters of intent, leases out for execution, and fully executed leases; the rental under each lease agreement or proposed lease agreement; the term of each lease agreement; and a summary of any terms which vary from the standard form of lease previously approved by Lender.

    3.8 Compliance With Laws . Each Borrower shall promptly comply with all applicable Laws and all requirements of any Governmental Authority having jurisdiction over such Borrower or the applicable Project, and shall take all actions necessary to bring such Project into material compliance with all applicable Laws, including without limitation all Building Laws (whether now existing or hereafter enacted).

    3.9 Alterations . Without the prior written consent of Lender, no Borrower shall make any material alterations to the Borrower's Project other than those that both (i) do not affect any structural component, element or aspect of the Project and (ii) do not cost in any 24 month period in excess of $50,000 in each case or $100,000 in the aggregate (other than completion of tenant work required in accordance with the Fort Liberty Tenant Leases entered into in accordance with the terms of this Agreement).

    3.10 Personal Property . (i) All of a Borrower's Personal Property, fixtures, furnishings, furniture, attachments, equipment, books and records located on or used or useful in connection with the Borrower's Project or its operation, shall always be located at such Project or at the corporate offices of OSE in Las Vegas, Nevada, or the corporate offices of On Stage Theaters, Inc. in Florida, and shall also be kept free and clear of all chattel mortgages, conditional vendor's liens and all other liens, encumbrances and security interests of any kind whatever, (ii) such Borrower will be the absolute owner of said Personal Property, fixtures, attachments, equipment, books and records, except for additional equipment acquired after the date hereof which a Borrower elects to lease up to a maximum value of $50,000 per Project, and (iii) such Borrower shall, from time to time, furnish Lender with evidence of such ownership satisfactory to Lender, including searches of applicable public records. Notwithstanding (i) above, Personal Property used in theater productions may be moved to and used in other Projects or venues owned by On Stage Theaters, Inc. or OSE, provided such relocated Personal Property shall be replaced by other personal property of equal or greater value. Notwithstanding item (ii) above, a Borrower may lease Personal Property at a Project having an aggregate value in excess of $50,000 if at all times during the term of such lease such Borrower also owns Personal Property located at that Project and in good order and repair having a value at least equal to the value of the Personal Property located at that Project on the date hereof.

    3.11 Inspection by Lender; Appraisals. Each Borrower will cooperate (and will cause the managing agent to cooperate) with Lender in arranging for inspections of such Borrower's Project from time to time by Lender and its agents and representatives. Within thirty (30) days after written request, such Borrower will cause an Appraisal to be performed and the report thereof submitted to Lender; provided that one time per 12 month period per Project Lender shall have the right to order independently an Appraisal and the cost thereof shall be paid by such Borrower within twenty (20) days after presentation of written invoice.

    3.12   Financial Reporting.

    3.12.1 Books and Records. Each Borrower will keep and maintain or will cause to be kept and maintained on a fiscal year basis, in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of such Borrower and all items of income and expense in connection with the operation of the applicable Project or in connection with any services, equipment or furnishings provided in connection with the operation thereof. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of any Borrower or other person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, the Borrower which is in default shall pay any costs and expenses incurred by Lender to examine such Borrower's books and accounting and other records with respect to the Project, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

    3.12.2 Annual Statements. Each Borrower will cause OSE to furnish to Lender, within thirty (30) business days after Lender's request therefor (but no sooner than March 31 for the year ending the preceding December
           31), with a complete copy of OSE's most recent consolidated financial statements, including a consolidating schedule setting forth such Borrower's financial condition, audited and certified without qualification by a nationally-recognized independent certified public accountant that is reasonably acceptable to Lender (in accordance with GAAP except as disclosed and in accordance with generally accepted auditing standards consistently applied as in effect as of the end of such fiscal year) containing (for OSE and, in such consolidating schedule, for such Borrower) a statement of revenues and expenses, a statement of assets and liabilities and a statement of OSE's and such Borrower's equity. BDO Seidman is acceptable to Lender. Each such statement shall indicate compliance with any financial covenant relating to OSE and such Borrower contained in the Loan Documents. Together with such financial statements, such Borrower shall furnish to Lender an officer's certificate certifying as of the date thereof (A) that the annual financial statements accurately represent the results of operations and financial condition of such entity all in accordance with GAAP (except as disclosed) and in accordance with generally accepted auditing standards consistently applied, and (B) whether there exists an event or circumstance which constitutes, or which upon notice or lapse of time or both would constitute, an Event of Default under this Agreement, the applicable Note or any other Loan Document executed and delivered by such Borrower or OSE and, if such event or circumstance exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstances.

    3.12.3 Quarterly Statements. Each Borrower will furnish Lender quarterly, within forty-five (45) days following the end of each quarter, with a complete copy of OSE's Form 10-Q for such quarter as filed with the Securities and Exchange Commission, including a consolidating schedule setting forth such Borrower's financial condition, unaudited, containing a statement of revenues and expenses for the Project. Together with such consolidating schedule, such Borrower shall furnish to Lender an officer's certificate certifying as of the date thereof that such consolidating schedule accurately represents the results of operation of the applicable Project for such quarter.

    3.12.4 Other Information Requested by Lender. Each Borrower shall furnish to Lender, within thirty (30) days after Lender's request therefor, such further detailed information with respect to the operation of the Borrower's Project and the financial affairs of such Borrower as may be reasonably requested by Lender.

    3.13 Documents of Further Assurance . Each Borrower shall, from time to time, upon Lender's request, execute, deliver, record and furnish such documents as Lender may reasonably deem necessary or desirable to (i) perfect and maintain perfected as valid liens upon the Borrower's Project, the liens granted by such Borrower to Lender under the Deed of Trust or Mortgage and the collateral assignments and other security interests under the other Loan Documents as contemplated by this Agreement, (ii) correct any errors of a typographical nature or inconsistencies which may be contained in any of the Loan Documents, and (iii) consummate fully the transactions contemplated under this Agreement.

    3.14 Furnishing Reports. Each Borrower shall provide Lender promptly after receipt with copies of all material inspections, reports, test results and other information received by such Borrower from time to time from its employees, agents, representatives, architects and engineers, which in any way relate to its Project, any part thereof or the businesses conducted by such Borrower or any Affiliated Party therein.

    3.15 Operation of Project and Zoning . As long as any portion of a Loan remains outstanding, the applicable Borrower shall maintain and operate its Project in a first class manner. Each Borrower shall fully and faithfully perform all of its covenants, agreements and obligations under each of the leases of space in the Borrower's Project and each contract relating to operation as a dinner theater, piano bar or restaurant, as applicable. No Borrower shall initiate or acquiesce in a zoning variation or reclassification without Lender's consent.

    3.16   Intentionally Deleted .

    3.17 Furnishing Notices . Each Borrower shall deliver to Lender copies of all material notices received or given by such Borrower (or its agents or representatives) in connection with the Borrower's Project.

    3.18 Indemnification . Each Borrower shall indemnify, defend and hold harmless Lender, and its officers, directors, employees, shareholders, advisers, and agents (collectively, "Indemnified Parties") from and against all claims, injury, damage, loss, costs (including attorneys' fees and costs) and liability of any and every kind incurred by Indemnified Parties by reason of (i) the operation or maintenance of the Borrower's Project or any construction or business conducted at such Project; (ii) the payment of any and all brokerage commissions or fees of any kind with respect to the applicable Loan, and for any and all legal or other fees or expenses paid or incurred by Lender in connection with any claims for such commissions or fees; (iii) any and all other action or inaction by, or matter which is the responsibility of, or is otherwise related to, such Borrower; (iv) the transfer of the applicable Project to Borrower on the date hereof, and any failure to obtain any consent or approval required therefor from any Person; and (v) the breach of any representation or warranty or failure to fulfill any of such Borrower's obligations under this Agreement or any other Loan Document. The foregoing indemnity shall include the cost of all alterations, repairs and replacements to the applicable Project (including without limitation architectural, engineering, legal and accounting costs), all fines, fees and penalties, and all legal and other expenses (including attorneys' fees), incurred in connection with such Project being in violation of Laws and for the cost of collection of the sums due under this indemnity, whether or not Borrower is in possession of such Project. Notwithstanding the preceding, however, no Borrower shall be obligated to indemnify Indemnified Parties for injuries to natural sed by the gross negligence or willful misconduct of Lender.

    3.19 Corporate Documents; Redemption; Capital Structure . Without the prior written consent of Lender, no Borrower shall:

           (a) Permit or suffer any amendment or modification of its bylaws, articles, shareholder's agreement or other organizational documents, and no Borrower shall permit or suffer the admission of any new shareholder, except as permitted pursuant to Section 6.2;

           (b) Redeem any stock of such Borrower;

           (c) Issue any shares of common stock of such Borrower except in exchange for the cash payment of the fair market value of such stock; or

           (d) Issue any preferred shares of stock or otherwise change its capital structure.

    3.20   Replacement or Division of Note .

    3.20.1 Each Borrower shall, if the applicable Note is mutilated, destroyed, lost, or stolen, promptly deliver to Lender, in substitution therefor, a new promissory note containing the same terms and conditions as the applicable Note with a notation thereon of the unpaid principal accrued and unpaid interest. In the case of the replacement of a lost Note, Lender shall indemnify the applicable Borrower for damages arising out of a claim for payment under the lost Note (as opposed to the replacement Note).

    3.20.2 At Lender's election, each Borrower shall execute two or more promissory notes replacing the applicable Note and ancillary Loan Documents, provided the principal balance, and payment terms (in the aggregate) shall not be changed, provided that different notes may have different interest rates provided that the aggregate interest on the aggregate principal balance shall not be in excess of the interest rate provided under the relevant Note.

    3.21 Publicity . During the term of the Loan, Lender may issue or publish releases or announcements stating that the financing for one or more Projects is being provided by Lender to one or more Borrowers, and each Borrower hereby consents thereto.

    3.22 Access to Leased Premises and Right to Cure Defaults Under the Ground Lease and Easement Agreements . In the event of a material default by a Borrower under a ground lease or easement agreement, each Borrower agrees that Lender shall have the right (but not the obligation), to cure or cause the cure of such default and, in the event the cure of such default by its nature requires that Lender enter upon and/or take possession of the demised premises, each Borrower hereby agrees that Lender may, and each Borrower hereby grants Lender the right to, enter in and upon and take possession of the relevant Real Property to the extent necessary to cause the cure of such default; provided, however, Lender shall not be entitled to exercise its rights under this Section until the expiration of applicable grace periods under such agreements, so long as Lender shall be afforded an independent cure right and grace period of not less than 30 days (subject to extension if Lender commences such cure within such 30 day cure period and diligently prosecutes the same to completion) following the expiration of applicable grace periods under such agreements. Any costs incurred by Lender in curing such default shall constitute additional indebtedness evidenced by the Note for such Real Property and shall be secured by the Deed of Trust or Mortgage and other Loan Documents to the same extent and effect as if the terms and provisions of this Agreement were set forth therein, whether or not the aggregate of such indebtedness shall exceed the aggregate face amount of the applicable Note.

    3.23 Lender's Attorneys' Fees and Expenses . If at any time prior to repayment of the Loan in full, Lender employs counsel for advice or other representation (whether or not any suit has been or shall be filed and whether or not other legal proceedings have been or shall be instituted and, if such suit is filed or legal proceedings instituted, through all administrative, trial, and appellate levels) with respect to a Loan, a Project or any part thereof, this Agreement or any of the Loan Documents, including any proposed or actual restructuring of a Loan, or to protect, collect, lease, sell, take possession of, or liquidate any of such Project, or to attempt to enforce any security interest or lien on any of such Project, or to enforce any rights of Lender or any of the relevant Borrower's obligations hereunder or those of any other person, firm or entity which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of such Borrower, or to analyze and respond to any request for consent or approval made by such Borrower, then, in any such event, such Borrower shall pay upon demand all of the reasonable attorneys' fees and expenses arising from such services, and all expenses, costs and charges relating thereto, and if such Borrower fails to pay such fees, costs and expenses payment thereof by Lender shall be deemed to constitute disbursement of additional Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the applicable Note) and shall constitute additional indebtedness of such Borrower to Lender, payable on demand and secured by the Deed of Trust or Mortgage and other Loan Documents.

    3.24 Loan Expenses. Each Borrower agrees to pay all reasonable expenses of or related to the applicable Loan, including all amounts payable pursuant to Sections 3.25 and 3.26 of this Agreement, and also including all recording charges, title insurance charges, costs of surveys, costs for certified copies of instruments, escrow charges, fees, expenses and charges of architectural/engineering consultants of Lender, fees and expenses (including word processing and photocopying expenses) of Lender's attorneys, and all costs and expenses incurred by Lender in connection with the determination of whether such Borrower has performed the obligations undertaken by such Borrower under this Agreement or has satisfied any conditions precedent to the obligations of Lender under this Agreement. Each Borrower shall be obligated to pay, and shall pay, all such expenses, charges, costs and fees regardless of whether the applicable Loan is disbursed in whole or in part unless such failure to disburse is due to Lender's wrongful failure to disburse hereunder. Any and all advances or payments made by Lender under this Agreement from time to time, or for fees of architectural and engineering consultants and attorneys' fees and expenses, if any, and all other Loan expenses shall, as and when advanced or incurred by Lender, constitute additional indebtedness evidenced by the applicable Note and secured by the Deed of Trust or Mortgage and the other Loan Documents. Lender acknowledges prior receipt of $150,000 for expenses previously incurred by Lender in originating the Original Loans, provided that Lender's receipt of the foregoing amount shall in no way impair each Borrower's obligation to pay any additional expenses incurred by Lender in connection with the Original Loans.

    3.25 Loan Fees . Lender acknowledges prior receipt of a loan origination fee and, on behalf of Imperial Credit Capital, LLC, a loan arrangement fee in the aggregate amount of Seven Hundred Thousand Dollars ($700,000). No additional loan origination fee or loan arrangement fee shall be payable with respect to the Subsequent Loans (as defined in Section 11).

    3.26   Deferred   Maintenance  3.26  Deferred  Maintenance  .  All  deferred maintenance listed on Schedule 3.26 attached hereto and made a part hereof shall be completed on or before July 31, 1998.

    3.27 No Additional Debt. No Borrower shall, without the prior written consent of Lender, incur any indebtedness (whether personal or nonrecourse, secured or unsecured) other than customary trade payables.

    3.28 Single Purpose Entity/Separateness. Each Borrower does not own and will not own any asset or property other than (i) the applicable Project, and (ii) incidental Personal Property necessary for the ownership or operation of the applicable Project. Each Borrower will not engage in any business other than the ownership, management and operation of the applicable Project and such Borrower will continue to conduct and operate its business (i.e., renting its Project to On Stage Theaters, Inc. for the purpose of operating a dinner theater live production show) as presently conducted and operated. Other than the applicable On Stage Lease, no Borrower will enter into any contract or agreement with any Affiliated Parties of Borrower except if such Affiliated Parties have the requisite skills therefor, and then only upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party. No Borrower has made and will not make any loans or advances to any third party (including any Affiliated Parties), and shall not acquire obligations or securities of its Affiliated Parties. Each Borrower is and will remain solvent, and each Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due. Each Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliated Parties and each Borrower will file its own tax returns, unless such Borrower is included within the consolidated tax returns of OSE. Each Borrower shall maintain its books, records, resolutions and agreements as official records. Each Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from ncluding any Affiliated Parties of such Borrower) shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliated Parties as a division or part of the other (except as subsidiaries of OSE) and shall maintain and utilize a separate telephone number and separate invoices and checks. Each Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Neither any Borrower nor any Affiliated Parties of any Borrower will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of such Borrower. No Borrower will commingle the funds and other assets of such Borrower with those of any Affiliated Parties or any other person. Each Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliatd Parties or any other person. Each Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person.

    3.29 Changes in Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Agreement which deducts the outstanding balance of the applicable Loan from the value of the applicable Project for the purpose of taxation or which imposes a tax, either directly or indirectly, on such Loan or Lender's interest in such Project, such Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by a Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the applicable Loan immediately due and payable.

    3.30 ERISA. Each Borrower covenants and agrees that during the Term, unless Lender shall have previously consented in writing, (a) such Borrower will take no action that would cause it to become an "employee benefit plan" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under the state statutes, and (b) such Borrower will not sell, assign or transfer the applicable Project, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant. Each Borrower further covenants and agrees to protect, defend, indemnify and hold Lender harmless from and against all loss, cost, damage and expense (including without limitation, all attorneys' fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Lender may incur as a result of such Borrower's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of the Deed of Trust or Mortgage by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on such Borrower's liability under any of the Loan Documents.

    3.31 No Dividends. No Borrower shall make distributions, pay dividends or repay loans to an Affiliated Party at any time when the Debt Service Coverage Ratio is less than 2.0:1.

    3.32 Lease Option Exercise. If the Loans have not theretofore been paid in full, Wild Bills California, Inc. and On Stage Theaters North Myrtle Beach, Inc. shall exercise the option to extend the term of the California Lease and the Myrtle Beach Lease, respectively, at least 180 days prior to the last date such option may be exercised pursuant to the California Lease and the Myrtle Beach Lease and shall provide Lender with a copy of such exercise notice. If either of such options has not been exercised by the date so specified as to it, Lender may exercise such option to extend in the name of the then lessee under the California Lease and the Myrtle Beach Lease, respectively.

    3.33 On Stage Leases. Concurrently with or prior to the execution of this Agreement, each Borrower shall enter into the On Stage Lease for such Borrower's Project having a triple net rent of at least 150% of the monthly payments due under the Loan relating to applicable Projects and shall not amend, modify or terminate such Lease without Lender's prior written consent, which may be withheld in Lender's sole and absolute discretion.

    3.34 Relocation of Drainage Easement. King Henry's, Inc. shall cooperate with First American Title Insurance Company in relocating the drainage easement in favor of the Florida Department of Transportation described in Book 131, Page 313 of the Official Records of Orange County, Florida to a location not under any buildings, and shall use its best efforts to have such easement relocated on or before September 30, 1998.

    4. REPRESENTATIONS AND WARRANTIES. To induce Lender to execute this Agreement and perform the obligations of Lender hereunder, Borrowers jointly and severally hereby represent and warrant to Lender as follows:

    4.1 Organization. Each Borrower is duly organized and in good standing as a corporation under the laws of the State of Nevada.

    4.2 Title. On the Loan Opening Date and thereafter, each Borrower had and will continue to have (with respect to the Original Loans) or will have (with respect to the Additional Loans) good and marketable title to the Land on which such Borrower's Project is located (or in the case of the Wild Bills Real Property, a valid leasehold interest) and fee simple title to the Improvements, subject only to the Permitted Exceptions.

    4.3 No Litigation. Except for claims fully covered by insurance, where the insurance company is defending such claims and such defense is not being provided under a reservation of rights, and except as disclosed in writing to Lender prior to the date hereof, there is no pending litigation (i.e., litigation which has been filed and served) or unsatisfied judgment entered of record, or to Borrowers'
           knowledge,   any  filed  but  unserved   litigation   or   threatened
           litigation, against Borrowers or any Project. No litigation or proceedings are pending or to Borrowers' knowledge are threatened, against any Affiliated Party (i) which might affect the validity or priority of the lien of the Deed of Trust or Mortgage, (ii) which might affect the ability of any Borrower or any Indemnitor to perform their respective obligations pursuant to and as contemplated by the terms and provisions of this Agreement and the other Loan Documents, or (iii) which could materially affect the operations or financial condition of any Project, Borrower, or any Affiliated Party.

    4.4 No Breach. No Borrower is in breach of any obligation, nor has any breach of any obligation of any Borrower been alleged (i) which might affect the validity or priority of the lien of the Deed of Trust or Mortgage, (ii) which might affect the ability of any Borrower or any Indemnitor to perform their respective obligations pursuant to and as contemplated by the terms and provisions of this Agreement and the other Loan Documents, or (iii) which could materially affect the operations or financial condition of any Project, Borrower, or any Affiliated Party.

    4.5 Due Authorization. The execution and delivery of the Loan Documents and all other documents executed or delivered by or on behalf of each Borrower and pertaining to the Loan have been duly authorized or approved by such Borrower and when executed and delivered by such Borrower or when caused to be executed and delivered on behalf of such Borrower, will constitute the legal, valid and binding obligations of such Borrower, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights, and the payment or performance thereof will be subject to no offsets, claims or defenses of any kind or nature whatsoever.

    4.6 Breach of Laws or Agreements. The execution, delivery and performance of this Agreement and the other Loan Documents have not constituted (and will not, upon the giving of notice or lapse of time or both, constitute) a breach or default under any other agreement to which any Borrower or Indemnitor is a party or may be bound or affected, or a violation of any Law which may affect any Project, any part thereof, any interest therein, or the use thereof. No notice to, approval or consent from any party is required in connection with the execution and delivery by any Borrower or any Indemnitor of the Loan Documents or in connection with the performance or consummation of any of the transactions contemplated thereby, or if required, such consent or approval has been obtained.

    4.7 Leases. Neither any Borrower or its respective agents have entered into any leases or other arrangements for occupancy of space within the applicable Project, except for the On Stage Leases for the Fort Liberty, King Henry's and Wild Bills California Properties, the Myrtle Beach Sublease and the Fort Liberty Tenant Leases shown on Exhibit D. The On Stage Leases for the Fort Liberty, King Henry's and Wild Bills California Properties, the Myrtle Beach Sublease and each lease listed on Exhibit D are in full force and effect, and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation by and party thereunder.

    4.8 Condemnation. (i) No condemnation of any portion of any Project, (ii) no condemnation or relocation of any roadways abutting any Project, and (iii) no denial of access to any Project from any point of access to such Project, has commenced or, to such Borrower's knowledge, is contemplated by any Governmental Authority.

    4.9 Condition of Improvements. Except as disclosed to Lender in writing prior to the date of this Agreement, to each Borrower's knowledge, the foundations and structure of such Borrower's Improvements are structurally sound and the various mechanical systems have adequate capacities and are in good working condition. Such Improvements were built in substantial compliance with applicable plans and specifications furnished to the Lender's engineering consultant, and such Improvements are in full compliance with all applicable Building Laws. Certificates of occupancy with respect to such Improvements and each portion thereof, and any other certificates which may be required to evidence compliance with building codes and permits and approval for full occupancy and use of such Improvements and all installations therein have been issued by all appropriate authorities. Each Borrower has no knowledge of required capital expenditures or deferred maintenance other than those that would be normally expected for a building of similar age and type. No Borrower has received any notice of violation at any Project of any Building Law.

    4.10   Mechanic's Liens. No mechanic's liens claims are currently pending or
           to  any  Borrower's   knowledge  threatened  against  any  Borrower's
           Project.

    4.11 Information Correct. All financial statements furnished to Lender by any Borrower or any Affiliated Party fairly present the financial condition of such Persons and were prepared in accordance with a method of preparation approved by Lender, consistently applied, and all other information previously furnished by any Borrower or any Affiliated Party to Lender in connection with the Loan or the financial capacity of Borrowers and/or Indemnitor are true, complete and correct in all respects except as otherwise disclosed to Lender in writing and do not fail to state any material fact necessary to make the statements made not misleading. Neither any Borrower nor Indemnitor has misstated or failed to disclose to Lender any material fact relating to: (i) the condition, use or operation of any Project,
           (ii) the status or any material condition of any tenant or lease at any Project known to it, (iii) any Borrower, (iv) Indemnitor; or (v) the litigation disclosure provided by any Borrower and Indemnitor, except as disclosed in writing to Lender prior to the date hereof. All projections of economic performance of the Projects have been prepared by Borrowers based on information believed accurate from the current owners of such Projects and are not intentionally misleading.

    4.12 Solvency. Neither any Borrower nor Indemnitor is (a) currently insolvent on a balance sheet basis, or (b) currently unable to pay its debts as they come due; and no bankruptcy or receivership proceedings are contemplated or pending as to either of them.

    4.13 Zoning. The use of each Project (including contemplated accessory uses) does not violate (i) any Law (including subdivision, zoning, building, environmental protection and wetlands protection Laws), or
           (ii) any codes, covenants or restrictions of record, or any agreement affecting such Project or any part thereof. Without limiting the generality of the foregoing, all consents, licenses and permits and all other authorizations or approvals (collectively, "Governmental Approvals") required for the operation of such Project as a dinner theater-live production show (and the balance of the Fort Liberty Project as a retail center) (collectively, the "Licenses") have been obtained and are in full force and effect (including without limitation any applicable liquor license.

    4.14 Utilities. Each Project has adequate water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities, fire and police protection, and means of appropriate access between such Project and public highways.

    4.15 Brokerage Fees. Except as previously disclosed and agreed to by Lender in writing, and/or to Imperial Capital, LLC no brokerage fees or commissions are payable by or to any person in connection with this Agreement or any Loan to be disbursed hereunder.

    4.16 Encroachments. Except as disclosed in any Survey, no building or other improvement in any Project encroaches upon any building line, setback line, side yard line, or any recorded or visible easement (or other easement of which any Borrower has knowledge of with respect to such Project) and no neighboring buildings or improvements encroach upon the Land related to such Project.

    4.17 Separate Parcel. Each Project's Real Property is taxed separately without regard to any other property and for all purposes such Real Property may be mortgaged, conveyed, and otherwise dealt with as an independent parcel.

    4.18 No Default. No Default or Event of Default has occurred and is continuing.

    4.19 FIRPTA. No Borrower is a "foreign person" within the meaning of Sections 1445 or 7701 of the Internal Revenue Code.

    4.20 RICO. No Borrower has been charged with nor, to its knowledge, is it under investigation for, possible violations of the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Continuing Criminal Enterprise Act ("CCE"), the Controlled Substance Act of 1978, or similar laws providing for the possible forfeiture of any of its respective assets or properties.

    4.21 No Casualty. No part of any Project has been damaged by fire or other casualty except as disclosed in writing to Lender.

    4.22 Liabilities. No Borrower has liability, contingent or otherwise, which is not disclosed in the financial statements provided to Lender.

    4.23 Truth of Recitals. All statements set forth in the Recitals are true and correct.

    4.24 No Breach. Neither the execution and delivery of the Loan Documents, each Borrower's performance thereunder, the recordation of any of the Mortgages or Deed of Trust, nor the exercise of any remedies by Lender, will adversely affect any Borrower's rights under any franchise agreement or any leases.

    4.25 Liquor License. A validly issued liquor license is in effect for the each Project's operations, allowing on-site consumption of all lawful alcoholic beverages. Each license is in the name of the applicable Borrower (or leased by the applicable Borrower from the former owner of the Projects) and all required fees have been paid in connection therewith.

    4.26   California Ground Lease.

    4.26.1 The California Lease or a memorandum thereof has been duly recorded, the California Lease permits the interest of the ground lessee thereunder to be encumbered by the Deed of Trust, and there has not been a material change in the terms of the California Lease since its recordation.

    4.26.2 Except for the Permitted Exceptions, Wild Bills California, Inc.'s interest in the California Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Deed of Trust.

    4.26.3 Wild Bills California, Inc.'s interest in the California Lease is assignable to Lender upon notice to, but without the consent of, Ground Lessor (or, if any such consent is required, it has been obtained on or prior to the date hereof) and it is further assignable by Lender and its successors and assigns upon notice to, but without a need to obtain the consent of, Ground Lessor.

    4.26.4 The California Lease is in full force and effect and no default has occurred under the California Lease and no event has occurred and there is no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the California Lease.

    4.26.5 The California Lease requires Ground Lessor to give notice of any default by Wild Bills California, Inc. to any holder of a lien against or an assignment of the California Lease, notice of which has been served upon the lessor (each such party being referred to herein as a "Leasehold Mortgagee"); or the California Lease provides that notice of termination given under the California Lease is not effective against any Leasehold Mortgagee unless a copy of the notice has been delivered to such Leasehold Mortgagee in the manner described in the California Lease.

    4.26.6 The California Lease permits a Leasehold Mortgagee an opportunity (including, where necessary, sufficient time to gain possession of the interest of Wild Bills California, Inc. under the California Lease) to cure any default under the California Lease, which is curable after the receipt of notice of any the default before Ground Lessor may terminate the California Lease. 4.26.7 The California Lease has a term which, with options to renew, extends not less than 10 years beyond the Maturity Date.

    4.26.8 The California Lease requires Ground Lessor to enter into a new lease with a Leasehold Mortgagee upon termination of the California Lease for any reason, including rejection of the California Lease in a bankruptcy proceeding.

    4.26.9 Under the terms of the California Lease any insurance proceeds related to Wild Bills California, Inc.'s Project will be applied either to the repair or restoration of all or part of such Project, or to the payment of the outstanding principal balance of the applicable Loan together with any accrued interest thereon.

   4.26.10 The California Lease does not impose any material restrictions on subletting of portions of Wild Bills California, Inc.'s Improvements.


    5.     CASUALTY AND CONDEMNATION.

    5.1 Borrower's Obligation to Restore. If any Project shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), the relevant Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, such Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the amounts owing in connection with the respective Loan and shall be secured by the Deed of Trust or Mortgage and shall be reimbursed to Lender upon demand.

    5.2 Insured Losses; Condemnation Proceeds. In case of loss or damages covered by any of the Policies or a condemnation or taking under power of eminent domain of any portion of or interest in the Project, the following provisions shall apply:

    5.2.1 In the event of a Casualty or condemnation proceeding that does not exceed twenty-five percent (25%) of the original principal amount of the Note signed by Wild Bills California, Inc., twenty percent (20%) of the original principal amount of the Notes signed by other Borrowers, the applicable Borrower may settle and adjust any claim without the consent of Lender and agree with the insurance company or companies on the amount to be paid upon the loss; provided that such adjustment is carried out in a competent and timely manner. In such case, such Borrower is hereby authorized to collect and receipt for any such condemnation or insurance proceeds.

    5.2.2 In the event a Casualty or condemnation proceeding shall exceed twenty-five percent (25%) of the original principal amount of the Note signed by Wild Bills California, Inc., twenty percent (20%) of the original principal amount of the Notes signed by other Borrowers, then and in that event, Lender may settle and adjust any claim without the consent of the applicable Borrower and agree with the insurance company or companies on the amount to be paid on the loss and the proceeds of any such policy shall be due and payable solely to Lender and held in escrow by Lender in accordance with the terms of this Agreement.

    5.2.3 In the event of a Casualty or condemnation proceeding where the loss is in an aggregate amount less than thirty-three and one-third (33 1/3%) of the original principal balance of the Note signed by Wild Bills California, Inc. and twenty-five percent (25%) of the original principal balance of the other Notes, and if, in the reasonable judgment of Lender, the applicable Project can be restored within six
           (6) months and prior to maturity of such Note to an economic unit not less valuable (including an assessment of the impact of the termination of any Leases due to such Casualty or condemnation) and not less useful than the same was prior to the Casualty or condemnation, and after such restoration will adequately secure the outstanding balance of the applicable Loan, and if the applicable Borrower has deposited with Lender in an amount equal to the difference between the total cost of restoration/rebuild and net dollar proceeds actually received by Lender, and if no Event of Default (as hereinafter defined) shall have occurred and be then continuing, the proceeds (after reimbursement of any expenses incurred by Lender and after application of any funds deposited by such Borrower with Lender) shall be applied to reimburse the applicable Borrower for the cost of restoring, repairing, replacing or rebuilding such Project or part thereof subject to the Casualty, in the manner set forth below. Each Borrower hereby covenants and agrees to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding; provided always, that such Borrower shall pay all costs (and if required by Lender, such Borrower shall deposit the total thereof with Lender in advance), as estimated by Lender, of completing such restoration, repair, replacement or rebuilding in excess of the net proceeds made available pursuant to the terms hereof.

    5.2.4 Except as provided above or in Section 3.6, the proceeds collected upon any Casualty or condemnation shall, at the option of Lender in its sole discretion, be applied to the payment of the applicable Loan or applied to reimburse such Borrower for the cost of restoring, repairing, replacing or rebuilding such Project or part thereof subject to the Casualty or condemnation, in the manner set forth below. Any such application to the relevant Loan shall be without any prepayment consideration except that if an Event of Default, or an event which with notice and/or the passage of time would constitute an Event of Default, has occurred then the such Borrower shall pay to Lender any prepayment penalty provided for in the relevant Note. Any such application to the relevant Loan shall (A) be applied to those payments of principal and interest last due under such Note but shall not postpone any payments otherwise required pursuant to such Note other than such last due payments and (B) cause such Note to be re-amortized in accordance with its terms and conditions.

    5.2.5 In the event a Borrower is entitled to reimbursement out of insurance or condemnation proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the insurance or condemnation proceeds to complete the proposed restoration, repair, replacement and rebuilding, and (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve. Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance or condemnation shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of such Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien. Any surplus which may remain out of insurance or condemnation proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall be paid to any party entitled thereto.

    6.     ASSIGNMENTS.

    6.1 Lender's Right to Assign 6.1 Lender's Right to Assign . Lender shall have the right to assign, transfer, sell, negotiate, pledge or otherwise hypothecate this Agreement and any of its rights and security hereunder, including any Note, Deed of Trust, Mortgage, and any other Loan Documents, provided Lender shall not assign any of the Notes, Deed of Trust, Mortgage or other Loan Documents to an entity known to Lender to be in the on-stage entertainment business (but such proviso shall not apply to any participation or assignment of part of any such Loan). Each Borrower hereby agrees that all of the rights and remedies of Lender in connection with the interest so assigned shall be enforceable against a Borrower by such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment. Each Borrower agrees that Lender shall have the right to sell participations in the applicable Loan or to include such Note in a securitized pool of indebtedness without the consent of such Borrower.

    6.2    Transfer or Encumbrance of the Project.

    6.2.1 Prohibition on Transfer or Encumbrance. Each Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of such Borrower in owning and operating properties such as the applicable Project in agreeing to make such Loan, and that Lender will continue to rely on such Borrower's ownership of such Project as a means of maintaining the value of such Project as security for repayment of such Loan. Each Borrower acknowledges that Lender has a valid interest in maintaining the value of such Project so as to ensure that, should such Borrower default in the repayment of the such Loan, Lender can recover such Loan by a sale of the relevant Project. No Borrower shall, without the prior written consent of Lender, sell, assign, convey, alienate, mortgage, encumber, pledge or otherwise transfer any Project, the California Lease, the Myrtle Beach Lease, the Myrtle Beach Sublease or any part or component of any of them, or permit any Project or any part or component thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred (or, in the case of a leasehold interest, permit the relevant lease to expire or otherwise terminate). No assignment, sale, conveyance or other transfer of a Project, the California Lease, the Myrtle Beach Lease, the Myrtle Beach Sublease or any portion or component of any of them, shall release any Borrower from its obligations under the Loan Documents.

    6.2.2 Transfer Defined. A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Section
           6.2 shall be deemed to include (i) an installment sales agreement wherein a Borrower agrees to sell a Project or any part thereof for a price to be paid in installments; (ii) an agreement by Wild Bills California, Inc. to subordinate its interest in the California Lease, except to the Permitted Exceptions, (iii) an agreement by On Stage Theaters North Myrtle Beach, Inc. to subordinate its interest in the Myrtle Beach Lease, except to the Permitted Exceptions, (iv) except for the relevant On Stage Lease, an agreement by a Borrower leasing all or a substantial part of any Project for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, a Borrower's right, title and interest in and to any ground lease or any leases or rents at such Project; (v) if a Borrower or any member of a Borrower is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation; (vi) if a Borrower or any member of a Borrower is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member; and (vii) any pledge, hypothecation, assignment, transfer or other encumbrance of any ownership interest in a Borrower. 6.2.3 No Showing of Impairment Required. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare a Loan immediately due and payable upon the applicable Borrower's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of such Project, the California Lease or Myrtle Beach Lease without Lender's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of a Project, the California Lease or Myrtle Beach Lease regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of such Project, the California Lease or the Myrtle Beach Lease.

    6.2.4 No Waiver. Lender's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of a Project, the California Lease, the Myrtle Beach Lease or the Myrtle Beach Sublease shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Project, the California Lease, the Myrtle Beach Lease or the Myrtle Beach Sublease made in contravention of this paragraph shall be null and void and of no force and effect.

    6.2.5 Reimbursement of Lender's Expenses. Each Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

    6.3 Successors and Assigns . Subject to the foregoing restrictions on transfer and assignment contained in this Article 6, this Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

    7.     EVENTS OF DEFAULT.

    7.1 The occurrence of any one or more of the following shall constitute an "Event of Default," as such term is used herein:

           (a) If any Borrower fails to pay principal or interest under a Note and such failure shall continue for ten (10) days after the due date therefor, without any requirement to give such Borrower notice of such failure;

           (b) If any Borrower defaults in the performance of any of its other covenants, agreements and obligations under this Agreement involving the payment of money and such failure shall continue for ten (10) days after the due date therefor, without and requirement to give such Borrower notice of such failure;

           (c) If any Borrower defaults in the performance of any of its non-monetary covenants, agreements and obligations under this Agreement and fails to cure such default within thirty (30) days after written notice thereof from Lender; provided, however, that if such default can not be cured within such thirty (30) day period but is reasonably susceptible of cure within thirty (30) days after the end of such thirty (30) day period, then so long as such Borrower promptly commences cure following notice of such default from Lender and thereafter diligently and continuously pursues such cure to completion, the cure period shall be extended for an additional thirty (30) days, within which such Borrower may complete such cure;

           (d) If at any time or times hereafter any representation or warranty (including the representations and warranties of any Borrower or Indemnitor set forth in any Loan Document), or any statement, report or certificate furnished to Lender in connection with a Loan which was certified by a Borrower is not true and correct in any material respect as of the time when made;

           (e) If any petition is filed by or against any Borrower or any Affiliated Party under the Federal Bankruptcy Code or any similar state or federal Law, whether now or hereafter existing (and, in the case of involuntary proceedings, failure to cause the same to be vacated, stayed or set aside within ninety (90) days after filing);

           (f) If any assignment, pledge, encumbrance, transfer, hypothecation or other disposition is made in violation of Section 6.2 of this Agreement;

           (g) If any Borrower or Indemnitor shall fail to pay any debt in excess of $20,000 owed by it or is in default under any agreement with Lender and such failure or default continues after any applicable grace period specified in the instrument or agreement relating thereto;

           (h) If Wild Bill's California, Inc. materially defaults under the California Lease or if the California Lease ceases to be in full force and effect;

           (i) If On Stage Theaters North Myrtle Beach, Inc. materially defaults under the Myrtle Beach Lease, or if the Myrtle Beach Lease ceases to be in full force and effect;

           (j) If a default occurs under any of the Loan Documents and continues beyond the applicable grace period, if any, contained therein;

           (k) If any Borrower ceases to carry on its business (i.e., renting its Project to On Stage Theaters, Inc. for the purpose of operating a dinner theater live production show) as presently conducted (other than during periods of repair of casualty loss or reconfiguration due to condemnation);

           (l) Any Project has a fair market value as shown by an Appraisal (which for the purpose of this item (l) shall include the going concern value of the business conducted by On Stage Theaters, Inc.) less than 1.25 times the principal balance of the applicable Loan at any time, and the Borrower fails to post, within thirty (30) days after Lender notifies any Borrower or OSE of such shortfall in value, additional collateral that is satisfactory to Lender in all respects and the value of which, when added to the value of such Project, will be sufficient in Lender's judgment to equal or exceed 1.25 times the principal balance of such Loan.

           (m) If the Debt Service Coverage Ratio is less than or equal to the following ratios:

               Calendar Quarter Ending Date          Debt Service Coverage Ratio

              June 30, 1998                                      1.50:1
              September 30, 1998                                 1.50:1
              December 31, 1998                                  1.75:1
              March 31, 1999                                     1.75:1
              June 30, 1999 and all
                subsequent quarters                              2.00:1

           (n) If there is a material default by OSE past any express cure period under the Warrant Agreement.

    8.     REMEDIES.

    8.1 Remedies Conferred Upon Lender 8.1 Remedies Conferred Upon Lender . Upon the occurrence of any Event of Default and until Lender commences any remedy (including those described in Subparagraphs (a), (b) or (c) below), Lender shall have the right (but not the obligation) to pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

           (a) Declare all Notes to be immediately due and payable;

           (b) Use and apply any monies deposited by a Borrower with Lender or any monies in which Lender has a security interest, including amounts in the Impound Account, regardless of the purpose for which the same was deposited, to cure any such default or to apply on account of any indebtedness under this Agreement which is due and owing to Lender; and

           (c) Exercise or pursue any other right or remedy permitted under this Agreement or any of the Loan Documents or conferred upon Lender by operation of Law.

           Lender shall accept complete cure of any Event of Default if such complete cure is accomplished prior to Lender commencing any remedy (including without limitation any of the non-exclusive remedies described above).

    8.2 Non-Waiver of Remedies 8.2 Non-Waiver of Remedies . No waiver of any breach or default hereunder shall constitute or be construed as a waiver by Lender of any subsequent breach or default or of any breach or default of any other provision of this Agreement.

    8.3 Cash Collateral Account 8.3 Cash Collateral Account . Upon the occurrence of an Event of Default, the defaulting Borrower shall deposit all revenues from the operation of the applicable Project (including all businesses conducted by such Borrower or any Affiliated Party therein) into an account in the name of Lender or such Borrower (as elected by Lender) and pledged to Lender in the manner required by Lender as additional security for the applicable Loan ("Cash Collateral Account"). Lender shall not pay interest on any amounts held on deposit in the Cash Collateral Account, unless required to do so under applicable law. Such Borrower shall execute such documents as Lender, in its sole discretion, deems necessary to perfect its interest in the Cash Collateral Account.

    9.     ENVIRONMENTAL PROVISIONS.

    9.1 Hazardous Substances. Each Borrower hereby represents and warrants to Lender that, to such Borrower's knowledge: (a) the Borrower's Project is not in direct or indirect violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substance Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state super-lien and environmental clean-up statutes and all regulations adopted in respect to the foregoing laws (collectively, "Environmental Laws");
           (b) such Project is not subject to any private or governmental lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants including without limitation, petroleum, tremolite, anthlophylie, actinolite or polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "Hazardous Substances"); (c) except for lawfully used cleaning fluids and/or copier toner or other substances typically used in offices or non-dry cleaning retail establishments ("Permitted Substances"), no Hazardous Substances are or have been (including the period prior to such
           Borrower's acquisition of such Project) discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from such Project other than in compliance with all Environmental Laws; (d) no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect such Project; and (e) no underground storage tanks exist on any of such Project. So long as such Borrower owns or is in possession of such Project, such Borrower (i) shall keep or cause such Project to be kept free from Hazardous Substances (except for Permitted Substances) and in compliance with all Environmental Laws,
           (ii) shall promptly notify Lender if such Borrower shall become aware of any Hazardous Substances (except for Permitted Substances) on or near such Project and/or if such Borrower shall become aware that such Project is in direct or indirect violation of any Environmental Laws and/or if such Borrower shall become aware of any condition on or near such Project which shall pose a threat to the health, safety or welfare of humans, (iii) such Borrower shall remove such Hazardous Substances (except for Permitted Substances) and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be required by Lender in the case of removal which is not required by law, but in response to the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified consultant engaged by Lender ("Lender's Consultant")), promptly after such Borrower becomes aware of same, at such Borrower's sole expense and (iv) shall comply with all of the recommendations contained in the environmental report which was delivered to Lender in connection with the origination of the applicable Loan. Nothing herein shall prevent a Borrower from recovering such expenses from any other party that may be liable for such removal or cure. The obligations and liabilities of a Borrower under this Section 9.1 shall survive any termination, satisfaction, or assignment of the Deed of Trust or Mortgage and the exercise by Lender of any of its rights or remedies thereunder, including, without limitation, the acquisition of a Project by foreclosure or a conveyance in lieu of foreclosure.

    9.2 Asbestos. Each Borrower represents and warrants that, to such Borrower's knowledge, no asbestos or any substance or material containing asbestos ("Asbestos") is located on any Project except as may have been disclosed in an environmental report delivered to Lender prior to the date of this Agreement. No Borrower shall install in a Project, nor permit to be installed in a Project, Asbestos and shall remove any Asbestos promptly upon discovery to the satisfaction of Lender, at such Borrower's sole expense. Each Borrower shall in all instances comply with, and ensure compliance by all occupants of the applicable Project with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Asbestos, and shall keep such Project free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that a Borrower receives any notice or advice from any governmental agency or any source whatsoever with respect to Asbestos on, affecting or installed on the applicable Project, such Borrower shall immediately notify Lender. The obligations and liabilities of each Borrower under this Section 9.2 shall survive any termination, satisfaction, or assignment of the Deed of Trust or Mortgage and the exercise by Lender of any of its rights or remedies thereunder, including but not limited to, the acquisition of a Project by foreclosure or a conveyance in lieu of foreclosure.

    9.3    Environmental Remediation.

    9.3.1 Borrower's Obligation to Perform Remedial Work. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, "Remedial Work") is required on a Project pursuant to an order or directive of any Governmental Authority or under any applicable Environmental Law, or in Lender's opinion, based upon recommendations of a qualified environmental engineer reasonably acceptable to Lender, after notice to the applicable Borrower, is reasonably necessary to prevent future liability under any applicable Environmental Law, because of or in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or from such Project or any portion thereof, such Borrower shall (at such Borrower's sole cost and expense), or shall cause such responsible third parties to promptly commence and diligently prosecute to completion (or cause to be commenced and diligently prosecuted to completion) all such Remedial Work. In all events, such Remedial Work shall be commenced within thirty (30) days after any demand therefor by Lender or such shorter period as may be required under any applicable Environmental Law; however, such Borrower shall not be required to commence such Remedial Work within the above specified time periods if prevented from doing so by any Governmental
           Authority, or if commencing such Remedial Work within such time periods would result in such Borrower or such Remedial Work violating any Environmental Law. All such Remedial Work shall be commenced within thirty (30) days after any demand therefor by Lender or such shorter period as may be required under any applicable Environmental Law; however, such Borrower shall not be required to commence such Remedial Work within the from doing so by any Governmental Authority,
           (y) commencing such Remedial Work within such time periods would result in such Borrower or such Remedial Work violating any Environmental Law or (z) such Borrower is contesting in good faith and by appropriate proceedings the applicability of the relevant Environmental Laws; provided that such contest shall not (i) create or materially increase the risk of any civil or criminal liability of any kind whatsoever on the part of Lender or (ii) permit or materially increase the risk of the spread, release or suspected release of any Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or emanating from such Project or any portion thereof during the pendency of such contest.

    9.3.2 Contractors; Reimbursement of Lender's Costs and Expenses. All Remedial Work shall be performed by contractors, and under the supervision of a consulting engineer, each approved in advance by Lender (which approval shall not be unreasonably withheld or delayed). All costs and expenses reasonably incurred in connection with such Remedial Work and Lender's reasonable monitoring or review of such Remedial Work (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) shall be paid by the applicable Borrower. If such Borrower does not timely commence and diligently prosecute to completion the Remedial Work, then Lender may (but shall not be obligated to) cause such Remedial Work to be performed. Such Borrower agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by Lender in connection with monitoring, reviewing or performing any such Remedial Work.

    9.3.3 No Impairment of Lender's Security. Except with Lender's prior written consent, no Borrower shall commence any Remedial Work or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which might, in Lender's sole judgment, impair the value of Lender's security hereunder to a material degree. Lender's prior written consent shall not be required, however, if the presence or threatened presence of Hazardous Substances on, under or about a Project poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, or if Lender fails to respond to any notification by a Borrower hereunder within twenty (20) Business Days from the date of such notification. In such events, such Borrower shall notify Lender as soon as practicable of any action taken.

    9.4    Inspection.

    9.4.1 Lender's Right to Inspect. Upon reasonable prior notice, Lender and its agents, representatives and employees shall have the right at all reasonable times and during normal business hours, except to the extent such access is limited by applicable Law, to enter upon and inspect all or any portion of any Project, provided that such inspections shall not unreasonably interfere with the operation thereof. At its sole expense, except as provided in Section 9.4.2. hereof, (y) Lender may retain an environmental consultant to conduct and prepare reports of such inspections and (z) the applicable Borrower shall be given a reasonable opportunity to review any and all reports, data and other documents or materials reviewed or prepared by the consultant, and to submit comments and suggested revisions or rebuttals to same. The inspection rights granted to Lender in this Section 9.4 shall be in addition to, and not in limitation of, any other inspection rights granted to Lender in this Agreement, and shall expressly include the right to conduct soil borings and other customary environmental tests, assessments and audits in compliance with applicable Legal Requirements: provided, that, except as set forth in clause (ii) below, Lender shall repair any damage caused by borings, tests, assessments or audits.

    9.4.2 Reimbursement of Lender's Costs and Expenses. Each Borrower agrees to bear and shall pay or reimburse Lender on demand for all costs and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by Lender in connection with the inspections, tests and reports described in this Section 9.4 in the following situations:

           (a) If Lender has reasonable grounds to believe at the time any such inspection is ordered, that there exists a violation of any Environmental Law or that a Hazardous Substance is present on, under or emanating from the Real Property, or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document;

           (b) If any such inspection reveals a violation of any Environmental Law or that a Hazardous Substance is present on, under or emanating to or from a Project or is migrating from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document; or

           (c) If an Event of Default exists at the time any such inspection is ordered.

    9.5 Notices. To the extent that a Borrower has knowledge thereof, such Borrower shall promptly provide notice to Lender of:

           (a) any proceeding or investigation commenced or threatened by any Governmental Authority with respect to the presence of any Hazardous Substance on, under or emanating from a Project;

           (b) any proceedings or investigation commenced or threatened by any Governmental Authority, against such Borrower, with respect to the presence, suspected presence, release or threatened release of Hazardous Substances from any property not owned by such Borrower, including, but not limited to, proceedings under the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq.;

           (c) all claims made or any lawsuit or other legal action or proceeding against (i)such Borrower or such Project or any portion thereof, or (ii) any other party occupying such Project or any portion thereof, in any such case relating to any loss or injury allegedly resulting from any Hazardous Substance or relating to any violation or alleged violation of Environmental Law;

           (d) the discovery of any occurrence or condition on such Project or on any real property adjoining or in the vicinity of such Project, of which the applicable Borrower becomes aware, which reasonably could be expected to lead to such Project or any portion thereof being in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Law; and

           (e) the commencement and completion of any Remedial Work.

    9.6 Copies of Notices. Each Borrower will transmit to Lender copies of any citations, orders, notices or other communications received by such Borrower with respect to the notices described in Section 9.5 hereof.

    9.7 Environmental Claims. Lender may join and participate in, as a party if Lender so determines, any legal or administrative proceeding or action concerning a Project or any portion thereof under any Environmental Law, if, in Lender's reasonable judgment, the interests of Lender will not be adequately protected by Borrowers. Borrowers agree to bear and shall pay or reimburse Lender on demand for all costs and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) relating to or incurred by Lender in connection with any such action or proceeding.

    9.8 Indemnification. Each Borrower agrees to indemnify, reimburse, defend (with counsel reasonably approved by Lender), and hold harmless the Indemnified Parties for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, punitive and consequential damages, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses asserted against, resulting to, imposed on, or incurred by the Indemnified Parties, directly or indirectly, in connection with any of the following:

           (a) the events, circumstances, or conditions which are alleged to, or do, (i) relate to the presence, or release into the environment, of any Hazardous Substance at any location owned, leased or operated by any Borrower or relate to circumstances forming the basis of any violation, or alleged violation, of any Environmental Law by a Borrower or with respect to any such locations, and in either case, result in Environmental Claims, or
               (ii) constitute a violation of any Environmental Law;

           (b) any pollution or threat to human health or the environment that is related in any way to a Borrower's or any previous owner's or operator's management, use, control, ownership or operation of a Project, including, without limitation, all onsite and offsite activities involving Hazardous Substances, and whether occurring, existing or arising prior to or from and after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Report;

           (c) any Remedial Work under Section 9.3 hereof, required to be performed pursuant to any Environmental Law of the terms hereof; or

           (e) the breach of any environmental representation, warranty or covenant set forth in this Agreement;

           except to the extent any of the foregoing result solely from the negligence or willful misconduct of the Indemnified Parties.

           The indemnity provided in this Section 9.8 shall not be included in any exculpation of Borrowers from personal liability provided in this Agreement or in any of the other Loan Documents and shall survive the repayment in full of the Loan, any foreclosure of any Project and the satisfaction and release of the Deed of Trust or Mortgage or reconveyance. Nothing in this Section 9.8 shall be deemed to deprive Lender of any rights or remedies provided to it elsewhere in this Agreement or the other Loan Documents. Notwithstanding anything to the contrary set forth herein, if title to a Project is transferred to Lender or its nominee pursuant to a foreclosure, then (i) in the event that Lender's willful misconduct or gross negligence with respect to Hazardous Substances existing on, at or under such Project prior to such transfer of title causes additional liability with respect to such Hazardous Substance, such Borrower shall have no obligation to indemnify the Lender Parties for the cost, if any, of such additional liability, and (ii) such Borrower shall have no obligation to indemnify the Indemnified Parties for liability arising from Hazardous Substances placed, released or disposed on, at or under such Project after the date of such transfer of title solely through the willful misconduct or negligence of Lender.

    10.    GENERAL PROVISIONS.

    10.1 Captions. The captions and headings of various Articles and Sections of this Agreement and Exhibits pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way, the scope or intent of the provisions hereof.

    10.2 Merger. This Agreement and the Loan Documents and instruments delivered in connection herewith, as may be amended from time to time in writing, constitute the entire agreement of the parties with respect to the Projects and the Loans, and all prior discussions, negotiations and document drafts are merged herein and therein. If there are any inconsistencies between this Agreement and any other Loan Document, the terms contained in this Agreement shall prevail. Neither Lender nor any employee of Lender has made or is authorized to make any representation or agreement upon which Borrowers may rely unless such matter is made for the benefit of Borrowers and is in writing signed by an authorized officer of Lender. Borrowers agree that they have not and will not rely on any custom or practice of Lender, or on any course of dealing with Lender, in connection with the Loans unless such matters are set forth in this Agreement or the Loan Documents or in an instrument made for the benefit of Borrowers and in a writing signed by an authorized officer of Lender.

    10.3 Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing, addressed as follows and shall be deemed to have been properly given if hand delivered, if sent by reputable overnight courier (effective the business day following delivery to such courier), by telecopier (provided electronic confirmation is received) (provided delivery shall be effective only on the next business day following electronic receipt) or by messenger:

           If to Borrowers:

             c/o On Stage Entertainment, Inc.
             4620 W. Nevso
             Las Vegas, Nevada 89103


          with a copy to:

              Morgan, Lewis & Bockius LLP
              2500 One Logan Square
              Philadelphia, PA 19103-6993
              Attention: James W. McKenzie, Jr.
              Facsimile (215) 963-5299


          If to Lender:

              Imperial Credit Commercial Mortgage Investment Corp. 11601 Wilshire Boulevard, Suite 2080
              Los Angeles, California 90025
              Attn: Norbert Seifert
              Telephone (310) 231-1280
              Facsimile (310) 231-1281


          with a copy to:

              Sonnenschein Nath & Rosenthal
              601 South Figueroa Street, Suite 1500
              Los Angeles, California 90017-5704
              Attn:  Matthew C. Fragner
              Telephone (213) 623-9300
              Facsimile (213) 623-9924

           or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Notices given in any other fashion shall be deemed effective only upon receipt.

    10.4 Modification; Waiver. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought.

    10.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICTS) OF THE STATE OF FLORIDA.

    10.6 Acquiescence Not to Constitute Waiver of Lender's Requirements. Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender.

    10.7 Disclaimer by Lender. (a) This Agreement is made for the sole benefit of Borrowers and Lender (and Lender's successors, assigns and participants, if any), and no other Person shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Lender pursuant to this Agreement. Lender shall not be liable for any debts or claims accruing in favor of any third parties against Borrowers or others or against any Project.
           Borrowers are not and shall not be an agent of Lender for any purposes. Except as expressly set forth in the Loan Documents, Lender is not and shall not be an agent of any Borrower for any purposes. Lender, by making the Loan or taking any action pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with any Borrower or fiduciary of any Borrower.

           (b) Any review, investigation or inspection conducted by Lender, any architectural or engineering consultants retained by Lender or any agent or representative of Lender in order to verify independently  any  Borrower's  satisfaction  of  any  conditions precedent to the disbursement of the Loan, any Borrower's performance of any of the covenants, agreements and obligations of any Borrower under this Agreement, or the truth of any representations and warranties made by any Borrower hereunder (regardless of whether or not the party conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true), shall not affect (or constitute a waiver by Lender of) (i) any of any Borrower's representations and warranties under this Agreement or Lender's reliance thereon, or (ii) Lender's reliance upon any certifications required under this Agreement or any other facts, information or reports furnished Lender by any Borrower hereunder.

           (c) By accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the Loan
               Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal, lease or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Lender.

    10.8 Right of Lender to Make Advances to Cure Borrower's Defaults. If a Borrower shall fail to perform in a timely fashion any of such Borrower's covenants, agreements or obligations contained in this Agreement or the Loan Documents, Lender may (but shall not be required to) perform any of such covenants, agreements and obligations. Any funds advanced by Lender in the exercise of its judgment that the same are needed to protect its security for a Loan are deemed to be obligatory advances hereunder and any amounts expended (whether by disbursement of undisbursed Loan proceeds or otherwise) by Lender in so doing, shall constitute additional indebtedness evidenced and secured by the Notes, the Deed of Trust, the Mortgages and the other Loan Documents.

    10.9 Definitions Include Amendments. Definitions contained in this Agreement which identify documents, including the Loan Documents, shall be deemed to include all amendments and supplements to such documents from the date hereof, and all future amendments and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of the Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement.

    10.10 Time Is of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

    10.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    10.12 Waiver of Consequential Damages. In no event shall Lender be liable to any Borrower for consequential damages, whatever the nature of a breach by Lender of its obligations under this Loan Agreement, or any of the Loan Documents, and each Borrower for itself and all Affiliated Parties hereby waives all claims for consequential damages.

    10.13 Claims Against Lender. Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of a Borrower shall have been given to Lender within 60 days after such Borrower first had knowledge of the occurrence of the event which such Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, promptly thereafter. If it is determined in any proceedings that Lender has improperly failed to grant its consent or approval, where such consent or approval is required by this Loan Agreement or any other Loan Documents, such Borrower's sole remedy shall be to obtain declaratory relief determining such withholding to have been improper, and for itself and all Affiliated Parties each Borrower hereby waives all claims for damages or set-off against Lender resulting from any withholding of consent or approval by Lender.

    10.14 Secondary Sales. Each Borrower acknowledges that Lender and its successors and assigns may (i) sell this Loan Agreement, the Deed of Trust, the Mortgages, the Notes and other Loan Documents to one or more investors as a whole loan, (ii) participate one or more Loans to one or more investors, (iii) deposit this Loan Agreement, the Deed of Trust, the Mortgages, the Notes and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell one or more of the Loans or interest therein to investors (the transactions referred to in clauses (i) through (iv) are hereinafter each referred to as "Secondary Market Transaction"). Each Borrower shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating Agency involved in any Secondary Market Transaction. Each Borrower shall provide such information, legal opinions and documents relating to such Borrower, the applicable Project and any tenants of the Improvements as Lender may reasonably request in connection with such Secondary Market Transaction. In addition, each Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Borrowers to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, each Borrower and each Borrower indemnifies Lender as to any losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading. Lender may publicize the existence of the Loans in connection with its marketing for a Secondary Market Transaction or otherwise as part of its business development.

    10.15 Jurisdiction and Venue. With respect to any suit, action or proceedings relating to this agreement, any Project, or any of the Loan Documents ("Proceedings") each party irrevocably (i) submits to the non-exclusive jurisdiction of the state and federal courts located in [the State where such Project is located], and (ii) waives any objection which it may have at any time to the laying of venue of any proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have jurisdiction over such party. Nothing in this agreement shall preclude either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

    10.16 Severability. The parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Agreement is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, and if such courts declare such portion, provision, or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision, or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, or unenforceable portion, provision, or provisions were not contained therein, and that the rights, obligations, and interests of Borrower and Lender under the remainder of this Agreement shall continue in full force and effect.

    10.17 Incorporation of Recitals. The Recitals set forth herein and the Exhibits attached hereto are incorporated herein and expressly made a part hereof.

    10.18 WAIVER OF JURY TRIAL. BORROWERS AND LENDER EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

    11. SUBSEQUENT LOANS. Upon fulfillment of each and every precondition set forth below, Lender shall make one or more additional loans (each, an "Subsequent Loan") in the aggregate amount of not less than $1,000,000 and not more than $6,500,000.

    11.1 Preconditions. Prior to making any Subsequent Loan, the following preconditions must be fulfilled to Lender's satisfaction:

           (a) Each borrower for an Subsequent Loan (each, an "Subsequent Loan Borrower") shall be a newly formed Nevada corporation, wholly owned by On Stage Theaters, Inc., and otherwise meeting Lender's requirements as to capital structure.

           (b) The proceeds of the Subsequent Loans shall be used solely for the payment of the purchase price for the acquisition of additional projects (including a fee or leasehold estate in the related real estate) to be used for on-stage live production entertainment. Each such project shall be leased to On Stage Theaters, Inc. pursuant to an On Stage Lease providing triple net rent equal to at least 150% of the debt service for the relevant applicable Subsequent Loan and subject to a lease guarantee executed by OSE in form acceptable to Lender. Borrowers have previously identified the acquisition of the assets of Calvin Gilmore Productions, Inc., a Delaware corporation, as a prospective project which would serve as security for the Subsequent Loans. Lender's obligation to make any Subsequent Loans is subject to Lender's being satisfied that the value (net of liabilities) of the real estate components that are a part of each such Subsequent Loan project shall be in excess of 166.7% for the first $3,000,000 of Subsequent Loans, thereafter 133.3% (both exclusive of any going concern value or good will) of the amount of the Subsequent Loan.

           (c) The Subsequent Loans shall be funded on or before March 31, 1999, and if such funding does not occur for any reason other than Lender's breach of its obligations under this Section 11, then Lender's obligation to make any or all of the Subsequent Loans shall expire March 31, 1999 and be of no further force or effect.

           (d) Each Subsequent Loan Borrower shall execute loan documents in substantially the same form as the Loan Documents required for the Loans, subject to such changes as shall be required by Lender's counsel. Such Loan Documents shall include repayment guarantees by each Subsequent Loan Borrower of the other Subsequent Loans and the Loans. In addition, each Borrower and OSE shall be required to execute an additional or restated Guarantee guaranteeing the repayment of the Subsequent Loans, and each such modified or restated Guarantee (other than OSE's Guarantee) shall be secured by the Deed of Trust or Mortgage encumbering each Borrower's Project or, as applicable, each Subsequent Loan Borrower's project.

           (e) All aspects of the Subsequent Loan projects shall meet Lender's reasonable requirements, including without limitation requirements as to permitted exceptions to clean title, title insurance and endorsements, zoning, completeness of associated personal property, building permit and other entitlements, structural integrity, surveys, and similar due diligence items, and all aspects of the Subsequent Loan project shall be satisfactory to Lender in its reasonable judgment (including operating history, management team, actual prior and projected EBITDA, and other factors).

           (f) Each Subsequent Loan Borrower shall be required to make each and every one of the representations, warranties and covenants contained in this Agreement (which shall be expanded to include the Subsequent Loan Borrower's project), either by becoming a party hereto or by executing an additional loan agreement, as required by Lender.

           (g) No Event of Default shall have occurred and be continuing past any express cure period.

           (h) Borrowers shall have paid all of Lender's costs and expenses related to each proposed Subsequent Loan within 10 days after request therefor.

           (i) There shall have been no material adverse change in the financial condition of OSE.

    11.2 Minimum Subsequent Loan. No Subsequent Loan shall be for an original principal balance of less than $1,000,000.

IN WITNESS WHEREOF, Borrowers and Lender have executed this Agreement as of the day and year first set forth above.


                              BORROWERS:

                              WILD BILLS CALIFORNIA, INC.,
                              a Nevada corporation


                              By:_______________________________
                              Name:_____________________________
                              Title:_____________________________


                              KING HENRY'S, INC.,
                              a Nevada corporation


                              By:_______________________________
                              Name:_____________________________
                              Title:_____________________________


                              FORT LIBERTY, INC.,
                              a Nevada corporation


                              By:_______________________________
                              Name:_____________________________
                              Title:_____________________________


                              ON STAGE THEATERS NORTH MYRTLE
                              BEACH, INC., a Nevada corporation

                              By:_______________________________
                              Name:_____________________________
                              Title:_____________________________


                              ON STAGE THEATERS SURFSIDE BEACH,
                              INC., a Nevada corporation


                              By:_______________________________
                              Name:_____________________________
                              Title:_____________________________

                              LENDER:


                              IMPERIAL CREDIT COMMERCIAL
                              MORTGAGE INVESTMENT CORP., a
                              Maryland corporation


                              By:_______________________________
                              Name:_____________________________
                              Title:_____________________________

                               EXHIBIT AEXHIBIT A

                                LEGAL DESCRIPTION

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

                           King Henry's Real Property

                                   EXHIBIT A-2

                                LEGAL DESCRIPTION

                            Wild Bills Real Property

                                   EXHIBIT A-3

                                LEGAL DESCRIPTION

                           Fort Liberty Real Property

                                   EXHIBIT A-4

                                LEGAL DESCRIPTION

                           Myrtle Beach Real Property

                                      EXHIBIT A-5

                                   LEGAL DESCRIPTION

                                 Surfside Real Property

                                   EXHIBIT BEXHIBIT B

                                  PERMITTED EXCEPTIONS

                                    EXHIBIT C

                            SOURCES AND USES OF FUNDS
                          [Revise to Include Additional Loans]



SOURCES OF FUNDS

Loan Proceeds from Borrower .......................................  $12,500,000
Borrower's Funds ..................................................      212,500

         TOTAL SOURCES OF FUNDS ...................................  $12,712,350

USES OF FUNDS

Cash Portion of Acquisition Price .................................  $10,250,000
Funds Being Deposited into Escrow per Section ___ of
         the Asset Purchase Agreement .............................    1,250,000
 Financing Fees and Expenses:
         Lender Out of Pocket Costs not previously paid by Borrower       50,000
         Loan Origination and Arrangement Fees ....................      700,000
         Borrower Legal ...........................................  $    50,000
                                                                     -----------

Total Financing Fees and Expenses .................................      800,000


Appraisal .........................................................       45,000
Environmental .....................................................        7,000
Structural ........................................................       12,000
Document Stamps ...................................................       53,350
Title/Survey ......................................................       45,000
Accounting & Legal Fees Associated w/Due Diligence ................      250,000
                                                                     -----------

Total transaction costs (other than financing fees and expenses: ..      412,350


Total Financing Fees and Expenses and Transaction Costs: ..........  $ 1,212,350


         TOTAL USES OF FUNDS ......................................  $12,712,350

                                    EXHIBIT D

                               FORT LIBERTY LEASES

                                       Schedule 1

            Non-Recurring Items For Periods Ended Prior to December 31, 1997


Items on balance sheet charged off

         Pre-Opening costs-Miami ...............................      $    3,880
         Pre-Opening costs-Branson .............................         168,174
         Pre-Opening costs-Toronto .............................          76,181
         Pre-Opening costs-Valley Forge ........................             118
         Pre-Opening costs-Cancun ..............................           2,297
         Developmental .........................................          71,760
         Pre-Opening-Myrtle Beach ..............................          17,864

                                            Subtotal
                                                                      $  340,274

Other Items

         Direct operating expenses
                  physical inventory adjustments ...............          62,608
         Indirect operating expenses
                  physical inventory adjustment ................           9,391
         Selling, general & administrative
                  adjustments ..................................         266,371
         Discontinued operation-Daytona ........................       1,925,711
         CFO stock grant .......................................         162,128
         Principal stockholder debt foregiveness ...............         221,521
         Interest expense-bridge loan underwriter ..............         444,000
         Interest expense-debenture conversion .................         194,228

                                            Subtotal                  $3,285,958
                                                                      ----------
Total non recurring items ......................................      $3,626,232

                                  Schedule 3.26


      Deferred Maintenance at Fort Liberty to Be Completed By July 31, 1998

Repair the missing portion of the exterior wall of the in-line retail premises closest to (but not a part of) the Wild Bills Theater/Retail Courtyard portion of the property, and repair the roof and water damage to ceiling and interior walls of that retail premises and adjacent premises.